UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Form 12b-25 Notification of Late Filing filed by DSS, Inc. (the “Company”) on August 16, 2022, the Company is delayed in filing with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Form 10-Q”) because additional time was needed for the Company to compile and analyze supporting documentation in order to complete the Form 10-Q.

The Company remained unable to file the Form 10-Q upon the August 22, 2022 extension date. As a result, on August 23, 2022, in accordance with standard procedures related to the delayed filing of the Form 10-Q with the SEC, the Company received a late filer notification from the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with the NYSE American’s continued listing requirements under the timely filing criteria established in the NYSE American Company Guide. Under Section 1007 of the NYSE American Company Guide, the Company could be granted up to 12 months to cure the late filer deficiency. The initial six month period to regain compliance is automatic and the additional six months is only granted upon request by the Company and approval by the NYSE.

The Company anticipates that it will regain compliance with the NYSE American’s continued listing requirements upon filing its Form 10-Q.

A press release, dated August 30, 2022, disclosing the Company’s receipt of the NYSE notification letter is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 30, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

August 30, 2022	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer